SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         INFINITE GRAPHICS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                         INFINITE GRAPHICS INCORPORATED
                              4611 East Lake Street
                          Minneapolis, Minnesota 55406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 14, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), will be held on October 14, 1998, at 3:00 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

         1. To elect four nominees to the Board of Directors to serve for a term of one year.

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of common stock of the Company at the close of business on September 30, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                                  BY ORDER OF THE BOARD OF
                                                  DIRECTORS



                                                  Clifford F. Stritch, Jr.
                                                  CHIEF EXECUTIVE OFFICER

October 3, 1998

                                 PROXY STATEMENT

                         INFINITE GRAPHICS INCORPORATED

                              4611 EAST LAKE STREET
                          MINNEAPOLIS, MINNESOTA 55406

                ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 14, 1998

                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), for use at the annual meeting of the Company to be held on October 14, 1998, at 3:00 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Clifford F. Stritch, Jr., Chief Executive Officer, or by appearing and voting in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the Board of Directors of the nominees named in this Proxy Statement and (2) in the Proxies' discretion upon such other business as may properly come before the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the Company's Annual Report for the year ended April 30, 1998 are being mailed to shareholders on or about October 3, 1998. No portion of such Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.

                                OUTSTANDING STOCK

         Common Stock, no par value ("Common Stock"), of which there were 2,716,150 shares outstanding on August 27, 1998 constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the Annual Meeting. Only shareholders of record of the Common Stock at the close of business on September 30, 1998 will be entitled to vote at the Annual
Meeting (the "Record Date").

         Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock and as to the name, address and stock holdings of certain executive officers, each director and nominee for election to the Board of Directors and by all executive officers, directors, and nominees, as a group, as of August 27, 1998 is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                     Common Stock
              Name/Address               -----------------------------------
                   of                     Amount Beneficially     Percent of
          Shareholder/Director                   Owned            Class (1)
 --------------------------------------- --------------------    -----------

 Clifford F. Stritch, Jr.                  1,116,050(2)(3)        39.6%
 4611 East Lake Street
 Minneapolis, Minnesota 55406

 Robert J. Fink                              350,000                12.9%
 1850 Arvin Drive
 Mendota Heights, Minnesota 55118

 Edwin F. Snyder                              67,800(4)             2.5%
 7275 Bush Lake Road
 Edina, Minnesota 55439

 Durwood L. Airhart                           40,000(5)             1.5%
 1 Precision Drive
 Litchfield, Minnesota 55355

 Michael J. Evers                             40,000(6)             1.5%
 1000 LaSalle Avenue, MPL331
 Minneapolis, Minnesota 55403

 Directors and Executive Officers as a     1,263,850(7)            43.5%
 Group (4 persons)

*    Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.
(2)   Includes options for the purchase of 100,000 shares of Common Stock.
(3) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 23,800 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in these shares. Mr. Stritch is not a trustee of either trust.
(4)   Includes options for the purchase of 50,000 shares of Common Stock.
(5) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 30,000 shares of Common Stock that are not exercisable during the next 60 days.
(6) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 30,000 shares of Common Stock that are not exercisable during the next 60 days.
(7) Includes options for the purchase of 190,000 shares of Common Stock, but excludes options for the purchase of 60,000 shares of Common Stock that are not exercisable during the next 60 days.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

         At the Annual Meeting, the Board of Directors of the Company is to be elected to hold office until the 1999 annual meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the Board of Directors shall consist of one or more members. Currently, the Board of Directors of the Company consists of four persons, each of whose term expires at the Annual Meeting.

         The Bylaws of the Company provide that the number of members of the Board of Directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors. If the Board of Directors does not expressly fix the number of directors to be so elected, then the number of directors shall be the number of directors elected at the preceding regular meeting of the shareholders. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at four directors. The Proxies granted by the stock holders will be voted at the Annual Meeting for the election of the four persons listed below as directors of the Company.

                              NOMINEES FOR DIRECTOR
                              ---------------- -----

                            Clifford F. Stritch, Jr.
                                 Edwin F. Snyder
                               Durwood L. Airhart
                                Michael J. Evers

         In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         The directors, nominees for director, and executive officers of the Company are as follows:


                                 CURRENT POSITION WITH               PRINCIPAL OCCUPATIONS                DIRECTOR
NAME OF DIRECTOR           AGE        THE COMPANY                     DURING PAST 5 YEARS                  SINCE
----------------           ---        -----------                     -------------------                  -----
Clifford F. Stritch, Jr.   51       Chairman of the      Chairman of the Board, Director, and CEO        Aug. 1970
                                    Board, Director,     of the Company.  Mr. Stritch has been the
                                      CEO, CFO           CFO of the Company since November 1995.
Edwin F. Snyder            55         Director           Since October 1996, Vice-President of           Sept. 1990
                                                         Marketing and Sales with Wave Crest of
                                                         Edina, Minnesota.  From March 1995 to
                                                         September 1996, Vice-President of Sales and
                                                         Marketing with Johnstech International, a
                                                         manufacturer of high performance test
                                                         contacts.  From February 1992 to March 1995,
                                                         Vice-President of Marketing with Visu-Com of
                                                         Baltimore, Maryland, a manufacturer of
                                                         personal communications products.
Durwood L. Airhart         61         Director           Since 1996, Senior Engineer Advisory with       Sept. 1997
                                                         Litchfield Precision Components, a
                                                         manufacturer of electronic components and a
                                                         division of Innovex, Inc. of Litchfield,
                                                         Minnesota.  From 1975 to 1995, President and
                                                         CEO with Litchfield Precision Components of
                                                         Litchfield, Minnesota.
Michael J. Evers           63         Director           Since 1974, Dean Emeritus of the Graduate       Sept. 1997
                                                         School of Business, Professor and Assistant
                                                         Professor of Strategic Management and
                                                         Markerting with University of St. Thomas
                                                         Minneapolis, Minnesota.  Mr. Evers serves as
                                                         a director of Cellex Biosciences, Inc.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Messrs. Snyder, Airhart, and Evers are the current members of the Audit Committee of the Board of Directors. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and engagement of the Company's independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

         Messrs. Snyder, Airhart, and Evers are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company.

         During fiscal 1998, the Board of Directors met 4 times and took unanimous written action 7 times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the Board of Directors and meetings of committees of the Board of Directors on which such director serves. During fiscal 1998, the Audit Committee and the Compensation Committee met 1 and 0 times, respectively. The Board of Directors does not have a standing nominating committee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.


                             EXECUTIVE COMPENSATION

         The following table summarizes the annual compensation paid by the Company during fiscal years ended April 30, 1996, 1997, and 1998 to Clifford F. Stritch, the Chief Executive Officer of the Company as of April 30, 1998. No other executive officer of the Company had compensation in excess of $100,000 during any of the fiscal years for which information is provided.


                           SUMMARY COMPENSATION TABLE
                                                        Annual Compensation
                                             -------------------------------------------
                                               Salary         Bonus            Other
Name and Principal Position          Year        $              $                $
---------------------------          ----     -------        -------          ----
  Clifford F. Stritch, Jr.           1998     $142,000     $15,000 (1)      $5,380 (2)
  Chief Executive Officer, Chief     1997     $142,000      $5,000 (1)      $5,398 (2)
  Financial Officer and a Director   1996     $130,000     $15,891 (1)      $4,546 (2)


---------------
(1) Bonuses relate to applicable fiscal year but were paid in subsequent years.
(2) Includes insurance and car allowance.

STOCK OPTIONS

         No options were granted to Mr. Stritch during the Company's 1998 fiscal year. The following table summarizes the stock option exercises during fiscal 1998 by the named executive officers and the value of all options held by the named executive officers as of April 30, 1998.

 AGGREGATED OPTION EXERCISES DURING FISCAL YEAR ENDED APRIL 30, 1998 AND OPTION
                            VALUES AT APRIL 30, 1998

                                                              Number of Securities           Value of Unexercised
                                                             Underlying Options at         In-The-Money Options at
                                 Shares                         April 30, 1998                 April 30, 1998
                               Acquired       Value            --------------                 --------------
 Name                         on Exercise    Realized     Exercisable / Unexercisable    Exercisable / Unexercisable
 ----                         -----------    --------     ---------------------------    ---------------------------
 Clifford  F.  Stritch,  Jr.       0            $0                100,000 / 0                  $31,562 / $0


---------------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price. The amount set forth represents the difference between the fair market value of the Company's Common Stock on April 30, 1998 ($.625) and the option price, multiplied by the number of shares subject to the option.

BOARD OF DIRECTOR COMPENSATION

         Each non-employee director of the Company receives $2,500 per quarter. In addition, on November 3, 1997, Messrs. Airhart and Evers were each granted options to purchase 50,000 shares of Common Stock at an exercise price of $0.84375 pursuant to the terms of the Infinite Graphics Incorporated Stock Option Plan of 1997. Each option was immediately exercisable for 20% of the amount granted and is exercisable in 40%, 60%, 80%, and 100% increments on the first, second, third, and fourth anniversaries of the option grant. Each option expires on February 2, 2003.

                              CERTAIN TRANSACTIONS

         During fiscal 1998, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Schultz. The lease for 4621 East Lake Street is dated October 31, 1983, and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease was subsequently amended to extend to April 30, 1998 and further amended to extend to April 30, 1999. The rent is currently $2,750 per month.

         The Company leased certain production equipment from Precision Imaging, a partnership in which Clifford F. Stritch Jr. is a partner. At April 30, 1998, Mr. Stritch held a 67 percent interest in the partnership. The Company was unable to finance the equipment directly; therefore leased the equipment through Precision Imaging. Under the terms of the lease, the Company pays monthly rent of $3,195.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with.


                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders should be received by the President of the Company at the above address no later than May 15, 1999, in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


                                  OTHER MATTERS

         The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Clifford F. Stritch, Jr.
                                        CHIEF EXECUTIVE OFFICER

October 3, 1998

                      INFINITE GRAPHICS INCORPORATED PROXY

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 14, 1998

The undersigned shareholder of Infinite Graphics Incorporated (the "Company") hereby appoints Clifford F. Stritch, Jr., Edwin F. Snyder, Michael J. Evers, and Durwood L. Airhart and each of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on October 14, 1998, at 3:00 p.m., Central Daylight Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, MN, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would posses if personally present.

   I.  [ ]  GRANT     Authority to vote for the re-election of Clifford F.
                      Stritch, Jr., Edwin F. Snyder, Michael J. Evers and
                      Durwood L. Airhart as directors (except as marked to the contrary). INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE
                      FOR A NOMINEE BY LINING THROUGH HIS NAME.
       [ ]  WITHHOLD  Authority to vote for the re-election of all persons listed above.

   II. [ ]  FOR       In their discretion, upon such other business as may
                      properly come before the meeting.
       [ ]  AGAINST
       [ ]  ABSTAIN
                 (Continued, and to be SIGNED, on other side.)

                                                     (Continued from other side)

     All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 3, 1998, receipt of which is hereby acknowledged.

     ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN THE PROXY STATEMENT AND "FOR" ALL OTHER IDENTIFIED MATTERS.

     A majority of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                    Dated: _______________________________ ,1998
                                                (Please insert date)

__________________________________________________________________________
                                                     (Signature)

__________________________________________________________________________
                                              (Joint Owner's Signature)

                                    [Signature(s) should agree with stenciled name(s).] When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signer is a corporation, lease give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

     PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION WILL BE
                                  APPRECIATED.